UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 20, 2024

THE REAL GOOD FOOD COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41025	87-1280343
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3 Executive Campus, Suite 155

Cherry Hill, NJ 08002

(Address of Principal Executive Offices; Zip Code)

(856) 644-5624

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Class A common stock $0.0001 par value per share	RGF	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into a Material Definitive Agreement.

On June 20, 2024, Real Good Foods, LLC, a wholly owned subsidiary of The Real Good Food Company, Inc. (the “Company”), entered into an amendment (the “Amendment”) to its amended and restated Loan and Security Agreement with PMC Financial Services Group, LLC (“PMC”), dated June 30, 2016 (the “Existing Credit Facility”).

The Amendment amended the Existing Credit Facility to allow for the increase the borrowing availability on the revolving credit facility (the “Revolver”) by $3.0 million for a total availability of $38.0 million. Additionally, the Amendment also allows for the increase of the approved overadvance loans from $10.0 million to $20.0 million.

Additionally, the Amendment adds a provision to the original Schedule to the Agreement, which includes a conversion feature defining certain parameters that would trigger the conversion of a portion of outstanding borrowings to equity of the Company if a refinancing does not occur by a certain date. In connection with this provision, PMC reserves the right to review and provide input related to any potential debt agreements with other creditors.

As consideration for the Amendment, the Company issued a warrant to PMC, exercisable into class A common stock equal to 10.0% of the Company’s total diluted equity at the date of exercise, at an exercise price of $0.01 per share. The warrant is exercisable beginning on December 31, 2025, or upon either a change in control or a payoff of the outstanding debt, and expires on November 20, 2033.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.2	Amendment Number Twenty-Nine to Loan and Security Agreement, dated as of June 20, 2024, by and between Real Good Foods, LLC, and PMC Financial Services Group, LLC.

104	Cover Page Interactive Data File (embedded within the inline XRBL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE REAL GOOD FOOD COMPANY, INC.

Date: June 26, 2024	By:	/s/ Tim Zimmer
Tim Zimmer
Chief Executive Officer